TRER

HEAVY RARE EARTH

Texas Rare Earth Resources
OTCQB: TRER

Investor Presentation
August 2011

K. Marc LeVier
President & Chief Executive Officer

Forward Looking Statements and Cautionary Disclaimer

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Texas Rare Earth Resources expects or anticipates will or may occur in the future, including such things as the potential development of the Round Top rare earth—beryllium-uranium project, estimates of mineralized material, the potential positioning of the Company to be a leading, global low-cost producer of rare earth minerals, the potential ratio of heavy to light rare earth minerals present at the Round Top project, the number of metric tons of rhyolite contained at the Round Top project, the potential market for rare earth minerals, the potential in-place quantity of mineralized material of specific rare earth minerals, and other such similar matters are forward-looking statements. When used in this press release, the words "potential", "indicate", "expect", "intend", "hopes," "believe," "may," "will," "if, "anticipate" and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Texas Rare Earth Resources to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of mineralized material estimates, risks relating to completing drilling and metallurgical testing at the Round Top project, risks related to project development determinations, risks related to fluctuations in the price of rare earth minerals, the inherently hazardous nature of mining-related activities, potential effects on Texas Rare Earth Resource's operations of environmental regulations, risks due to legal proceedings, risks related to uncertainty of being able to raise capital on favorable terms or at all, as well as those factors discussed under the heading "Risk Factors" in Texas Rare Earth Resource's latest annual report on Form 10-K as filed on February 8, 2011, as amended, April 19, 2011, and other documents filed with the U.S. Securities and Exchange Commission. Although Texas Rare Earth Resources has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, Texas Rare Earth Resources assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission (the "SEC") permits United States mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. Our Round Top Mountain rare earth-beryllium-uranium project currently does not contain any known proven or probable ore reserves under SEC reporting standards. Our reference in this presentation to the metric tons of rhyolite contained at the Round Top Mountain project is a reference only to potential in-place tonnage and our references in this presentation to quantities of rare earth oxides contained at the Round Top Mountain project are references only to estimated in-place quantities of mineralized material based on the potential quantity of host rock and current assay results from drill data. U.S. Investors are cautioned not to assume that these amounts reflect economically and legally recoverable quantities of rare earth minerals.

We use certain terms in this presentation such as "mineral resource" and "geologic resource" which the SEC guidelines generally prohibit United States companies from including in their filings with the SEC. The SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC reporting standards as in-place tonnage and grade without reference to unit measures. U.S. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC compliant reserves.

We also reference in this presentation a historical "reserve" estimate. This estimate does not refer to proven or probable ore reserves under SEC reporting standards. Under SEC reporting standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.

U.S. Investors are urged to consider closely the disclosure in our in our latest reports and registration statements filed with the SEC which may be secured from us, or from the SEC's website at http://www.sec.gov/edgar.shtml.

Texas Rare Earth Resources

Focused on Round Top Project:

- ✓ *Massive tonnage of Heavy Rare Earth Elements (HREE)*
- ✓ *More than 1.6 billion potential tonnes of rhyolite host rock with an estimated 70% ratio of HREE to LREE**
- ✓ *Strategy to become a high volume, low cost producer of HREE*
- ✓ *Address demand for annual HREE growth of more than 50% by 2015*

* See Cautionary Note to U.S. Investors

Significant Breadth & Depth

Strong Senior Management

K. Marc LeVier, President & CEO
- 40 years experience in advanced process engineering within the mining industry
- 22 years with Newmont Mining Corp., including 16 years as Senior Director of Metallurgical Research & Development

Dan Gorski, Chief Operating Officer
- More than 35 years of mining industry experience; former CEO of TRER
- Previously co-founded High Plains Uranium and Metalline Mining Company

Chris Mathers, Chief Financial Officer
- More than 17 years experience in manufacturing, construction and heavy industry
- CPA

Anthony Garcia, SVP, Project Development
- More than 20 years of project/engineering management, design, and field experience in the mining and metals industry
- Most recently, Value Assurance Senior Director for Newmont Mining

Experienced Directors

Anthony Marchese, *Chaiman*

Marc LeVier

Dan Gorski

Jim Graham

Graham Karklin

General Gregory "Speedy" Martin

Rare Earth Elements


Rare Earth Elements
Y 39
La 57 Ce 58 Pr 59 Nd 60 Pm 61 Sm 62 Eu 63 Gd 64 Tb 65 Dy 66 Ho 67 Er 68 Tm 69 Yb 70 Lu 71
Lanthanides
H He
Li Be B C N O F Ne
Na Mg Al Si P S Cl Ar
K Ca Sc Ti V Cr Mn Fe Co Ni Cu Zn Ga Ge As Se Br Kr
Rb Sr Y Zr Nb Mo Tc Ru Rh Pd Ag Cd In Sn Sb Te I Xe
Cs Ba Lu Hf Ta W Re Os Ir Pt Au Hg Tl Pb Bi Po At Rn
Fr Ra An Lr

Lanthanum (La)
Cerium (Ce)
Praseodymium (Pr)
Neodymium (Nd)
Samarium (Sm)
Europium (Eu)
Gadolinium (Gd)
Terbium (Tb)
Dysprosium (Dy)
Holmium (Ho)
Erbium (Er)
Thulium (Th)
Ytterbium (Yb)
Lutetium (Lu)
Yttrium (Y)

Importance of Rare Earth Elements

Critical Applications and Growing Demand

- Demand projected to double in next 10 years; up 60% since 2003.
- Defense
  - ✓Communications
  - ✓Weapons systems
  - ✓Remote and portable power
  - ✓Drones
- Alternative energy:
  - ✓Hybrid vehicles
  - ✓Wind turbines
  - ✓Solar panels
- Personal electronic devices



Medium Term (5–15 years)
Importance to clean energy
4 (high)
3
2
1 (low)
Neodymium
Dysprosium
Indium
Lithium
Tellurium
Europium
Yttrium
Gallium
Terbium
Cerium
Cobalt
Lanthanum
Praseodymium
Samarium
1 (low)
2
3
4 (high)
Supply risk
Critical
Near Critical
Not Critical

Source: U.S. DOE report 2010

Supply and Demand


Rare Earth Oxide Supply & Demand Forecasts
250
200
150
100
50
0
('000t REO)
2005
2006
2007
2008
2009
2010f
2011f
2012f
2013f
2014f
2015f
China Supply
ROW Supply
Global demand
China Demand
Source: IMCOA, Roskill

- China supplies ~95% of world requirements
- China reduced export quotas: -37% in 2010
- Further restricted export in June/July 2011; full year total expected to be equivalent

Heavy Rare Earth Element Ratio Comparison (4)


80
60
40
20
0
HREE/TREE
(percentage)
Round Top
TRER
Kvanefjeld
Greenland Minerals
Zandkopsdrift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.
Strange Lake (B Zone)
Quest Rare Minerals Ltd.

The Heavy Rare Earth content at Round Top is estimated to be ~70% of the total.

(4) Based upon publicly available information, including information set forth on the respective company websites

ROUND TOP MOUNTAIN





Key to Success

High volume, low cost producer of HREE

1.6 billion potential tonnes of low grade rhyolite host rock*

Estimated high concentration of HREE to LREE: ~ 70%

Near surface, zero strip ratio

Favorable mineralogy

Potential 65+ years mine life (1)

* See Cautionary Note to U.S. Investors

Aerial Plan View



Near Sierra Blanca in Hudspeth County, TX

- 85 miles east of El Paso

Significant infrastructure with close proximity to:

- Interstate
- Rail
- Electricity and water
- Natural gas transmission line

Pro-natural resource development environment

- Year round climate
- Favorable work environment

Round Top Project



1980s - Explored extensively by Cabot Corp. and Cyprus Minerals



Beryllium and uranium occur at lower contact of rhyolite. Two historic beryllium feasibility studies established a mineral resource of 11 million pounds BeO at a cut-off grade of 1.9%*



2007 - Prospecting permits obtained for Round Top Mountain and surrounding areas, which include four adjacent mountains and flatlands (~10,000 acres)



Since 2008, TRER re-logging and re-analyzing 82,000 feet of historical drilling by Cyprus Minerals, with focus on REEs

** See Cautionary Note to U.S. Investors*

Scale and Significance
A Heavy Rare Earth Bulk Deposit

- Texas Bureau of Economic Geology estimated Round Top Mountain contains ~1.6B tonnes of rhyolite host rock containing the rare earths and associated minerals*/**
- 70% estimated ratio of Heavy to Light Rare Earth Elements
- Upside potential for tonnage, grade and HREE/LREE ratio upgrade
- Niobium, tantalum, gallium are also present
- REE and other rare metals occur as distinct minerals subject to concentration by conventional methods

* See Cautionary Note to U.S. Investors
** GSA special paper #246, ca 1990

TRER HEAVY RARE EARTH

Multi-Metal Revenue Pote

Estimated Heavy Rare Earth Oxic

431 million kg Yttrium Oxide


~$205/kg
~$40/kg
Jan 10
July 11

6.6 million kg Terbium Oxide


~$5,110/kg
~$540/kg
Jan 10
July 11

58 m


~$1
Ja

Light Rare Earth Oxides*

52 million kg Neodymium Oxide


~$430/kg
~$29/kg
Jan 10
July 11

19 million kg Samari


~$4/kg
Jan 10

Also present: 852 million kg Niobium Oxide, 117 million kg Gallium (metal) and 8

* *Estimated in-place kilograms; based on potential in-place tonnage of rhyolite host rock, estimated ratio of HREC and current assay results from drill data; see Cautionary Note to U.S. Investors*

Project Status

- 20-year renewable lease for Round Top Mountain (~950 acres)
- Completed review and analysis of historical drilling at Round Top
  - Results show remarkable assay consistency with evidence of potential higher grades
- Aeromagnetic survey completed in June 2011: Data processing has been completed and maps generated
- Development drilling commenced in July 2011 to infill and delineate limits of deposit; 140-150 tonnes of material expected to be recovered for additional bench and pilot testing
- Mineralogical and metallurgical studies initiated in June 2011

Aeromagnetic Survey

- Acquired approximately 600 line kilometers of detailed magnetic gradiometer and radiometric data
- Geophysical data set successfully mapped:
  - rhyolite dome complexes at the surface and their roots at depth
  - Older/less differentiated vs. younger/more differentiated complexes
  - structures that appear to be related to the rhyolite intrusions and mineralization


685000
690000
695000
700000
705000
N
Texas Rare Earth Resources
Round Top Project, West Texas
Reduced to Pole Magnetic Map
Units in Feet

emphasizes deeper features, such as major structures and roots of rhyolite intrusive bodies

Aeromagnetic Survey


685000
690000
695000
700000
705000
N
Texas Rare Earth Resources
Round Top Project, West Texas
First Vertical Derivative (RTP) Magnetic Map
Units in Feet

emphasizes near surface features


685000
690000
695000
700000
705000
N
Texas Rare Earth Resources
Round Top Project, West Texas
Total Count (TC) - Radiometric
Units in Feet

used to map near surface features, such as lithology, structure and alteration

REE Processing


Mining
Mineral Processing
Tailings Impoundment
Hydromet Processing of Concentrate
Hydromet Tailings
REE Separation
Product Sales

Round Top Project Timeline


2011
2012
2013
2014
2015
2016
Resource Exploration and Delineation
Metallurgical Process and Development
Pre-Feasibility Study
Environmental Baseline
Feasibility Study
Final Engineering / Construction / Start-up
Production
thru 2076

Detailed project timeline available in supplemental slides

Texas Rare Earth Resources… uniquely positioned

- Massive tonnage rare earth project: 1.6 billion potential tonnes rhyolite*
- Ideal location: U.S. concerns on availability
- Texas friendly natural resource development state
- High concentration of heavy rare earth elements estimated at ~70%
- Surface accessible/zero strip ratio
- Extensive hydro-metallurgy and project development experience
- Management team with years of production experience

** See Cautionary Note to U.S. Investors*

Texas Rare Earth Resources

Shares outstanding	34.5 million
Market capitalization	$69.0 million
Recent price	$2.00
52-week range	$0.55 - $10.00
Average 3-month daily volume	8,364
Institutional ownership (13F/S-1)	22.6%
Insider ownership	43.1%
Cash position	$17.7 million

Market data as of August 15, 2011; cash position as of June 30, 2011; ownership as of most recent 13F/S-1 filing

Contacts for Additional Information

OTCQB: TRER

COMPANY:
K. Marc LeVier, President & CEO
303-507-3842
mlevier@texasrareearth.com

INVESTOR RELATIONS:
Deborah K. Pawlowski, Kei Advisors LLC
716-843-3908
dpawlowski@keiadvisors.com

Supplemental Slides
and Footnotes

Round Top Project Development Schedule to Production (Preliminary)


2011
2012
2013
2014
2015
2016
RESOURCE EXPLORATION & DELINEATION
Soil & Sediment Sampling
Aeromagnetic Survey
Confirmation & Delineation Drilling
Evaluation of Exploration/Delineation Results
Phase 2 Delineation Drilling
METALLURGICAL PROCESS DEVELOPMENT
Pilot Plant Design, Construction and Performance
Process Design
Bench Testing
Pilot Plant Design, Construction and Performance
Full-Scale Plant & Process Design
PROJECT FEASIBILITY & ECONOMICS
Scoping Study Design
Select Consulting Firm
Perform Scoping Study
Pre-Feasibility Study
Bankable Feasibility Study
ENVIRONMENTAL INVESTIGATION & PERMITTING
Plan Preparation
Baseline Environmental Studies
Environmental Report Preparation
Permit Applications & Approvals
DEVELOPMENT PLANNING & ORGANIZATION
Plan Mine Development & Schedule
Investment Financing
PROJECT DEVELOPMENT
Identify & Engage Contractors
Mine & Mill Design
Detailed Engineering & Equipment/Services Procurement
Mine Facilities Construction
Mill Site Infrastructure Development
Mill Construction
Tailings Disposal Facility Construction
Mill Commissioning
PRODUCTION
July
2076

Beryllium and Uranium

- In 1986, Cabot Corporation published a "geologic resource" of 25 million lbs. of beryllium oxide (BeO)*
- In 1988, Cyprus Minerals performed extensive development drilling, underground exploration, trial mining and process design resulting in a feasibility study.
  - The feasibility established a "reserve" of 11 million lbs. of beryllium oxide at a diluted grade of 1.9% */**
- In 2008, TRER found 1.09% uranium values in the mine heading
- In 2010, re-logging of Cyprus drill holes has detected widespread uranium mineralization

*See Cautionary Note to U.S. Investors
** This is a historical feasibility study and the "reserve" does not constitute a Guide 7 proven or probable reserve.

Gross Tonnage Comparative (4)



1600
1200
800
400
0
Tonnage
(tonnes, in millions)
Round Top*
Lake
TRER
(B Zone)
Quest Rare
Hastings
Hastings Rare
Metals Ltd.
Kvanefjeld
Greenland
Minerals
Zandkopsdrift
Frontier
Rare Earths
Mountain
Pass
Molycorp
Metals Inc.
Nechalacho/
Thor Lake
Avalon Rare
Minerals Ltd
Strange

* Potential in-place tonnage; see Cautionary Note to U.S. Investors

Heavy Rare Earth Oxide Comparison
(4)



HREO
(tonnes, in thousands)
800
700
600
500
400
300
200
100
0
Round Top*
TRER
(B Zone)
Hastings
Hastings Rare
Metals Ltd
Kvanefjeld
Greenland
Minerals
Zandkopsdrift
Frontier
Rare Earths
Mountain
Pass
Molycorp
Nechalacho/
Thor Lake
Avalon Rare
Metals Inc.
Strange
Lake
Quest Rare
Minerals Ltd

* Potential in-place tonnage; based on estimated ratio of HREO to EREO of ~70% and current assay results from drill data; see Cautionary Note to U.S. Investors

Heavy Rare Earth Oxide Cumulative Summary (4)



HREO
(tonnes, in thousands)
700
600
500
400
300
200
100
0
Lu_2O_3
Yb_2O_3
Tm_2O_3
Er_2O_3
Ho_2O_3
Dy_2O_3
Tb_4O_7
Y_2O_3
Round Top* Lake
TRER (B Zone)
Hastings
Hastings Rare
Kvanefjeld
Greenland
Zandkopsdrift
Frontier
Mountain Pass
Nechalacho/ Thor Lake
Strange
Metals Inc.
Minerals Ltd

* Potential in-place tonnage; based on estimated ratio of HREO to EREO of ~70% and current assay results from drill data; see Cautionary Note to U.S. Investors

TRER HEAVY RARE EARTH

Comparatives (4)


Yttrium Oxide (Y_2O_3)
(tonnes, in thousands)
500
400
300
200
100
0
Round Top* Strange TRER Lake (B Zone) Quest Rare Minerals Ltd
Hastings Hastings Rare Metals Ltd.
Kvanefjeld Greenland Minerals
Zandkops-drift Frontier Rare Earths
Mountain Pass Molycorp
Nechalacho/ Thor Lake Avalon Rare Metals Inc.


Terbium Oxide (Tb_4O_7)
(tonnes, in thousands)
20
15
10
5
0
NIL
Round Top* Strange TRER Lake (B Zone) Quest Rare Minerals Ltd
Hastings Hastings Rare Metals Ltd.
Kvanefjeld Greenland Minerals
Zandkops-drift Frontier Rare Earths
Mountain Pass Molycorp
Nechalacho/ Thor Lake Avalon Rare Metals Inc.

* *Potential in-place tonnage; based on estimated ratio of HREO to LREO of ~70% and current assay results from drill data; see Cautionary Note to U.S. Investors*

TRER HEAVY RARE EARTH

Comparatives (4)


Dysprosium Oxide (Dy_2O_3)
(tonnes, in thousands)
80
70
60
50
40
30
20
10
0
NIL
Round Top* Strange TRER Lake (B Zone)
Quest Rare Minerals Ltd
Hastings
Hastings Rare Metals Ltd.
Kvanefjeld
Greenland Minerals
Zandkops-drift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.


Holmium Oxide (Ho_2O_3)
(tonnes, in thousands)
15
10
5
0
NIL
Round Top* Strange TRER Lake (B Zone)
Quest Rare Minerals Ltd
Hastings
Hastings Rare Metals Ltd.
Kvanefjeld
Greenland Minerals
Zandkops-drift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.

** Potential in-place tonnage; based on estimated ratio of HREO to LREO of ~70% and current assay results from drill data; see Cautionary Note to U.S. Investors*

Comparatives (4)


Erbium Oxide (Er_2O_3)
(tonnes, in thousands)
60
50
40
30
20
10
0
NIL
Round Top* Strange Lake (B Zone)
TRER
Quest Rare Minerals Ltd
Hastings
Hastings Rare Metals Ltd.
Kvanefjeld
Greenland Minerals
Zandkops-drift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.


Thulium Oxide (Tm_2O_3)
(tonnes, in thousands)
15
10
5
0
NIL
Round Top* Strange Lake (B Zone)
TRER
Quest Rare Minerals Ltd
Hastings
Hastings Rare Metals Ltd.
Kvanefjeld
Greenland Minerals
Zandkops-drift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.

** Potential in-place tonnage; based on estimated ratio of HREO to LREO of ~70% and current assay results from drill data; see Cautionary Note to U.S. Investors*

Comparatives (4)



Ytterbium Oxide (Yb_2O_3)
(tonnes, in thousands)
120
100
80
60
40
20
0
NIL
Round Top* Strange Lake (B Zone)
TRER
Quest Rare Minerals Ltd
Hastings
Hastings Rare Metals Ltd.
Kvanefjeld
Greenland Minerals
Zandkops-drift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.



Lutetium Oxide (Lu_2O_3)
(tonnes, in thousands)
20
15
10
5
0
NIL
NIL
Round Top* Strange Lake (B Zone)
TRER
Quest Rare Minerals Ltd
Hastings
Hastings Rare Metals Ltd.
Kvanefjeld
Greenland Minerals
Zandkops-drift
Frontier Rare Earths
Mountain Pass
Molycorp
Nechalacho/ Thor Lake
Avalon Rare Metals Inc.

** Potential in-place tonnage; based on estimated ratio of HREO to LREO of ~70% and current assay results from drill data; see Cautionary Note to U.S. Investors*

Footnotes

1) 1.6 billion potential tonnes/65,000 tonnes mined per day = approximately 65 years potential mine life.

2) The quantities of metal oxides presented represent in-place kilograms and are based upon a report published by the Texas Bureau of Economic Geology personnel and others (this technical paper is available upon request), as well as assay information set forth in previously disseminated press releases (copies of which are set forth on our website). These quantities reflect potential in-place mineralized material only and do not reflect estimated economically and legally recoverable quantities. See Cautionary Note to U.S. Investors.

3) Prices per pound found on various metal pricing websites including www.metal-pages.com. There can be no assurance that these prices will reflect future prices or the price that we may achieve from any such sales

4) Based upon publicly available information, including information set forth on the respective company websites